UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2012

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TX Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Georgia

(State or Other Jurisdiction of Incorporation)

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000-32335                          58-2558701

(Commission File Number)   (IRS Employer Identification No.)

12080 Virginia Blvd

Ashland, Kentucky 41102

(Address of Principal Executive Offices) (Zip Code)

(606) 928-1131

(Registrant's telephone number, including area code)

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(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

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Section 1-Registrants' Business and Operations

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Item 1.01 Entry into Material Definitive Agreement

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On May 16, 2012 TX Holdings’ Board of Directors approved a settlement agreement regarding the on-going litigation between TX Holdings, Inc (the Company) and Mark Neuhaus (Company’s Prior CEO). The agreement stipulates that Mark Neuhaus will return to the Company, to be placed as treasury stock, 6,708,813 shares of the Company’s common stock and agrees by virtue of this agreement to relinquish and release any and all claims he has or may have against the Company including a convertible promissory note for the amount of $1,199,885.55.

As part of the settlement, The Company will pay Mark Neuhaus the sum of $100,000 and will release all claims against several other defendants named in the litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2012                                                                           TX Holdings, Inc.

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(Registrant)

By: /s/ William "Buck" Shrewsbury

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Chairman William "Buck" Shrewsbury,